SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 17, 2008

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) One Vectren Square Evansville, Indiana 47708 (812) 491-4000	35-2104850

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Vectren Corporation, an Indiana corporation (the “Company”), initiated a review of the Vectren Corporation Unfunded Supplemental Retirement Plan for a Select Group of Management Employees and the Vectren Corporation Nonqualified Defined Benefit Restoration Plan to ensure that such plans (including awards granted and payments made under those plans) are in compliance with Section 409A of the Internal Revenue Code (“Section 409A”) and the regulations and other guidance issued thereunder.  In order to bring those plans into compliance with Section 409A and the regulations and other guidance, on December 17, 2008, the Compensation Committee of the Company’s Board of Directors approved the amendment and restatement of the those plans.  At the same time, the Compensation Committee approved other clarifying amendments to the plans that were not a result of Section 409A.

Each amended and restated plan amends, restates and supersedes the respective prior plan in its entirety and is effective as of January 1, 2005 (which is the effective date of Section 409A).  Each amended and restated plan was modified to address the provisions of Section 409A and the regulations and other guidance issued thereunder.  Those modifications include, without limitation,

•	Modifying definitions of “Termination of Employment” to match “separation from service” under Section 409A and “Total Disability” to match “disability” under Section 409A;
•	Fixing the time and form of payment of benefits on each payment event;
•	Providing for the election of alternative payment methods (e.g. installments) only at the time and in the manner permitted by Section 409A;
•	Prohibiting changes to the time or form of payment unless in a manner permitted by Section 409A;
•	Imposing a six-month delay for any payment to a “specified employee,” to the extent required by Section 409A; and
•	Providing for payment on a termination of the plan (including in connection with a change in control) in accordance with Section 409A.

No material changes were made to the plans, and shareholder approval was not required for any of the amendments. The above description of the provisions of the amended and restated plans is qualified in its entirety by reference to the full text of the plans, which have been filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Vectren Corporation Unfunded Supplemental Retirement Plan for a Select Group of Management Employees (As Amended and Restated Effective January 1, 2005)
10.2	Vectren Corporation Nonqualified Defined Benefit Restoration Plan (As Amended and Restated Effective January 1, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2008	VECTREN CORPORATION

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description	Location

10.1	Vectren Corporation Unfunded Supplemental Retirement Plan for a Select Group of Management Employees (As Amended and Restated Effective January 1, 2005)	Attached
10.2	Vectren Corporation Nonqualified Defined Benefit Restoration Plan (As Amended and Restated Effective January 1, 2005)	Attached